UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________________________
FORM 8-K
__________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2024
_______________________________
NanoString Technologies, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Delaware	001-35980	20-0094687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Fairview Avenue North
Seattle, Washington 98109
(Address of principal executive offices, including zip code)

(206) 378-6266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
  ____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NSTG	The NASDAQ Stock Market LLC
(The NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐

Item 1.03. Bankruptcy or Receivership.
As previously disclosed, on February 4, 2024, NanoString Technologies, Inc. (the “Company”) and certain of its subsidiaries (together, the “Debtors”) filed voluntary petitions under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such cases, the “Cases”).
On February 13, 2024, a notice (the “Notice of Commencement”) of the commencement of the Cases was served on certain notice parties. Additional information about the Cases can be found at https://cases.ra.kroll.com/nanostring/.
The foregoing description of the Notice of Commencement does not purport to be complete and is qualified in its entirety by reference to the full text of the Notice of Commencement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Cautionary Note Regarding Forward-Looking Statements
This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements about the Company’s plans to sell its assets pursuant to chapter 11 of the U.S. Bankruptcy Code; the Company’s intention to continue operations during the Cases; the Company’s belief that the 363 sale process will be in the best interest of the Company and its stakeholders; and other statements regarding the Company’s strategy and future operations, performance and prospects among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Cases on the Company’s liquidity and results of operations; unpredictability of trading markets and whether a market will be established for the Company’s common stock; changes in the Company’s ability to meet its financial obligations during the Cases and to maintain contracts that are critical to its operations; the outcome and timing of the Cases and any potential asset sale; the effect of the filing of the Cases and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Cases or the potential asset sale; uncertainty regarding obtaining Court approval of a sale of the Company’s assets or other conditions to the potential asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Notice of Chapter 11 Bankruptcy Case.
104	The cover page from NanoString Technologies, Inc.’s Current Report on Form 8-K is formatted in iXBRL.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoString Technologies, Inc.

Date:	February 13, 2024	By:	/s/ R. Bradley Gray
R. Bradley Gray
President and Chief Executive Officer